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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                         ------------------------------

                                    FORM 8-K


                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

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        Date of Report (Date of earliest event reported): August 19, 1998



                           TAPPAN ZEE FINANCIAL , INC.
               (Exact name of registrant as specified in charter)


   DELAWARE
(State or other             0-26466                      13-3840352
jurisdiction of           (Commission                 (IRS Employer
incorporation)            File Number)                Identification No.)


                  75 NORTH BROADWAY, TARRYTOWN, NEW YORK 10591
          (Address of principal executive offices, including zip code)


       Registrant's telephone number, including area code: (914) 631-0344


                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)


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ITEMS 1-4.        NOT APPLICABLE.

ITEM 5.           OTHER EVENTS.

         At a Special Meeting of Shareholders of Tappan Zee, Inc. ("Tappan Zee"), held on August 19, 1998, shareholders of Tappan Zee approved and adopted the Agreement and Plan of Merger between U.S.B. Holding Co., Inc. ("USB") and Tappan Zee, dated as of March 6, 1998 (the "Merger Agreement") which provides, among other things, for (i) the merger of Tappan Zee with and into USB (the "Merger") and (ii) the conversion of each share of common stock of Tappan Zee outstanding immediately prior to the Merger into the right to receive a number of shares of USB common stock, plus cash in lieu of any fractional share interest, determined pursuant to the terms, conditions, limitations and procedures set forth in the Merger Agreement.

         In addition, on August 19, 1998, USB received the final regulatory approval, which is necessary to consummate the Merger and determine the exchange ratio, from the Office of Thrift Supervision (the "OTS") for the acquisition of Tappan Zee and its wholly owned subsidiary Tarrytowns Bank, F.S.B. Pursuant to the terms of the Merger Agreement, the exchange ratio is fixed at 1.12 shares of USB common stock for each share of Tappan Zee common stock.

         USB publicly announced receipt of the approval of Tappan Zee's shareholders and the OTS and the final exchange ratio in a press release dated August 20, 1998, a copy of which is attached hereto as Exhibit 99.1 and is incorporated herein by reference.


ITEM 6.  NOT APPLICABLE.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         a.       Financial Statements of Businesses Acquired.
                  Not Applicable

         b.       Pro forma Financial Information.
                  Not Applicable

         c. Exhibits: The following Exhibits are filed as part of this report:



            EXHIBIT NO.                           DESCRIPTION
            -----------                           -----------
               99.1                     Press Release issued August 20, 1998.

ITEM 8.  NOT APPLICABLE.


ITEM 9.  NOT APPLICABLE.


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                                       -2-


                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              TAPPAN ZEE FINANCIAL, INC.


                                              By:  /s/ Harry G. Murphy
                                                   ----------------------------
                                                   Harry G. Murphy
                                                   Vice President and Secretary

Date:    August 20, 1998





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                                  EXHIBIT INDEX




       EXHIBIT                        DESCRIPTION
       -------                        -----------
         99.1           Press Release issued August 20, 1998.